                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       3/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Small Company Stock Fund

Semiannual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Please read this fund's prospectus for specific information regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns during the 5-year and Life of Fund periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investing in securities of small companies may involve greater risk/volatility than investments in larger companies.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder Small Company Stock Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	23.10%	62.24%	16.50%	9.91%	8.15%
Class B	22.58%	60.91%	15.51%	9.00%	7.26%
Class C	22.57%	60.98%	15.53%	9.02%	7.28%
Russell 2000 Index+	21.69%	63.83%	10.90%	9.66%	8.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 3/31/04	$ 25.61	$ 25.03	$ 25.05
9/30/03	$ 21.43	$ 21.03	$ 21.04
Distribution Information: Six Months Capital Gains	$ .70	$ .70	$ .70

Class A Lipper Rankings - Small-Cap Core Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	163	of	526	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Company Stock Fund - Class A [] Russell 2000 Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$15,291	$14,904	$15,120	$16,517
	Average annual total return	52.91%	14.23%	8.62%	7.26%
Class B	Growth of $10,000	$15,791	$15,213	$15,289	$16,521
	Average annual total return	57.91%	15.01%	8.86%	7.26%
Class C	Growth of $10,000	$16,098	$15,420	$15,403	$16,546
	Average annual total return	60.98%	15.53%	9.02%	7.28%
Russell 2000 Index+	Growth of $10,000	$16,383	$13,639	$15,855	$17,531
	Average annual total return	63.83%	10.90%	9.66%	8.15%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small US stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the 5-year and Life of Fund periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class AARP shares; rankings for share classes may vary.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investing in securities of small companies may involve a greater risk/volatility than investments in larger companies.

Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of Class AARP of the Scudder Small Company Stock Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/04
Scudder Small Company Stock Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	23.18%	62.51%	16.79%	10.20%	8.44%
Class S	23.24%	62.61%	16.81%	10.21%	8.44%
Russell 2000 Index+	21.69%	63.83%	10.90%	9.66%	8.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/04	$ 25.82	$ 25.82
9/30/03	$ 21.57	$ 21.56
Distribution Information: Six Months Capital Gains	$ .70	$ .70

Class AARP Lipper Rankings - Small-Cap Core Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	155	of	526	30
3-Year	67	of	419	16
5-Year	225	of	296	76

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Small Company Stock Fund - Class AARP [] Russell 2000 Index+

Yearly periods ended March 31

Comparative Results as of 3/31/04
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Fund*
Class AARP	Growth of $10,000	$16,251	$15,930	$16,250	$17,857
	Average annual total return	62.51%	16.79%	10.20%	8.44%
Class S	Growth of $10,000	$16,261	$15,939	$16,259	$17,868
	Average annual total return	62.61%	16.81%	10.21%	8.44%
Russell 2000 Index+	Growth of $10,000	$16,383	$13,639	$15,855	$17,531
	Average annual total return	63.83%	10.90%	9.66%	8.15%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Janet Campagna and Robert Wang address the economy, the management team's approach and the performance of Scudder Small Company Stock Fund for the six-month period October 1, 2003 through March 31, 2004.

Q: How would you characterize the market environment during the period?

A: As we entered the fourth quarter of 2003, we saw signs of continued improvement in the economy. Initial estimates of GDP (gross domestic product or, generally, the total value of all goods and services produced in the US) for the third quarter 2003 were revised upward significantly. And jobless claims (a measure of unemployment) began to moderate. These trends were enough to support a risk-taking environment and led to a strong fourth quarter performance for small caps. Nevertheless, given the complexities of the economic recovery, not all data points were wholly positive; consumer confidence levels, for example, were somewhat lower than expected. Further, many investors feared that continued dollar weakness would begin to siphon strength from the previously potent small capitalization (small cap) segment of the market as we entered into 2004.

During the first quarter 2004, the markets struggled with economic and geopolitical issues that together dampened early investor enthusiasm and dampened the traditional January effect. The February release of disappointing labor statistics called into question the absolute certainty of economic recovery. The insurrection in Haiti, the terrorist bombing in Madrid, escalation of fighting between Israelis and Palestinians, and a continuation of the conflict in Iraq heightened risk and muted speculation.

Earnings growth for large- and small-cap stocks, however, continued to surprise on the upside throughout January and February, providing a mooring for investors. In March, better-than-anticipated employment data helped to renew investor confidence, driving the equity markets to a strong finish by the period's end.

Q: How did the fund perform during the period?

A: Contrary to concerns about the impact of dollar weakness and the historically unlikely ability of small-cap stocks to continue their impressive run, we witnessed another exceptional period for small-cap stocks in general and for the fund specifically.

January through March 2004 marked the fourth consecutive quarter in which small-cap stocks, as measured by the benchmark Russell 2000 Index,1 outperformed their large-cap counterparts, as represented by the Standard & Poor's 5002 index.

1 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of 2,000 small US stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 The Standard & Poor's 500 index is an unmanaged group of stocks generally representative of the US stock market. Index returns represent the reinvestment of all distributions. It is not possible to invest directly in an index.

For the six month period ended March 31, 2004, the Russell 2000 Index outperformed the S&P 500 Index 21.69% versus 14.08%, respectively. Performance of small-cap value stocks was especially strong. For the period, the Russell 2000 Value Index3 rose more than 24%, while the Russell 2000 Growth Index4 gained roughly 19%.

3 The Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market. Index returns represent the reinvestment of all distributions. It is not possible to invest directly in an index.
4 The Russell 2000 Growth Index measures the performance of small companies with greater-than-average growth orientation compared with the overall market. Index returns represent the reinvestment of all distributions. It is not possible to invest directly in an index.

Investor sensitivity to both quality and valuation were advantageous to the fund. We are quite pleased with its performance. For the six-month period October 1, 2003 through March 31, 2004, Scudder Small Company Stock Fund posted a total return of 23.10% (Class A shares unadjusted for sales charges. If sales charges had been included, returns would have been lower.) This fund also provides other share classes. (Please see pages 3 through 7 for performance of other share classes and additional performance information.) The fund outpaced the 21.69% total return of the benchmark Russell 2000 Index and the 21.79% average total return of its peers in the Small-Cap Core Funds category, as tracked by Lipper Inc.5

5 The Lipper Small-Cap Core Funds category is a group of mutual funds, that typically invest at least 75% of their assets in small-cap companies. Small-cap core funds have more latitude in the companies in which they invest.

Q: Which stocks or industry sectors contributed most to fund performance during the period?

A: Banks, energy and health care equipment and services were the strongest-performing industry sectors. The vast majority of portfolio return, however, was derived from adept securities selection.

The portfolio's top performer was Terex Corp., a manufacturer of a range of equipment primarily for the construction, infrastructure and surface mining industries. Up powerfully for the period, the company's earnings for each of the past two quarters have far exceeded industry analysts' expectations. Company management also is forecasting strong three-year revenue growth.

Second-best was R&G Financial Corp. - the parent company of R-G Premier Bank of Puerto Rico and R&G Mortgage. The company operates more than 30 bank branches and is the second-largest mortgage financing company in the commonwealth. The stock made great strides based on heavy real estate demand and new construction activity. Also benefiting the company was the recent growth of Puerto Rico's tourist business, as US travelers seek alternative vacation destinations closer to home. Analyst estimates for the stock continue to trend higher.

Toro Co., a maker of turf and landscaping equipment, also was a strong contributor. Among the portfolio's largest holdings, Toro had guided earnings expectations higher based on better-than-expected sales and improved operating performance. Earnings far exceeded analyst expectations. We continue to be optimistic about the company's prospects based on its fundamental strengths, which include an attractive P/E (price-to-earnings ratio), strong cash flow return on invested capital, and higher earnings growth versus the industry average.

Q: Were there stocks or fund management strategies that detracted from performance?

A: The geopolitical events of February and March muted sentiment for more aggressive stocks. As a result, the telecommunications, technology, industrial and utilities sectors suffered losses, despite intermittent gains during the period. Regarding the fund's sector allocation, the commercial services, transportation and real estate sectors were the biggest detractors.

On an individual stock basis, the fund's biggest disappointment was TeleTech Holdings, Inc., the second-largest "teleservices" supplier, providing customer retention and management solutions. The stock had dropped precipitously after the company announced fourth quarter 2003 earnings that were below expectations. TeleTech cited global economic weakness for the earnings shortfall.

The fund's holdings in Hollywood Entertainment Corporation, a retailer offering videos, DVDs and video games for rent, was sold from the portfolio due to weakness. The company had been guiding earnings expectations down due to lower-than-expected same-store sales. The stock was sold before it was announced that the company would be acquired by a private equity firm.

Q: Will you describe your investment management philosophy?

A: Our investment strategy utilizes a quantitative, disciplined stock-selection methodology to examine a vast number of data inputs. Unlike funds that invest in stocks based strictly on quantitative criteria, we also rely on the personal knowledge and experience of everyone on the portfolio management team. Using our methodology, we believe we can evaluate a much larger pool of stocks in a more objective manner than similar funds.

Because we believe that it is imprudent to select stocks based simply on industry sector, market capitalization or investment style, we focus instead on the fundamental strengths of individual companies. We look at both quantifiable data and qualitative considerations, such as the skill and direction of senior management. In general, we tend to hold a larger number of stocks in our portfolio than other similar funds. We may hold a proportionately larger or smaller stake in a company than the fund's benchmark index. In this way, we believe, we can outperform the benchmark over time.

This two-tiered approach - the automated use of quantitative screens together with the ability to make intuitive, common sense judgments about companies - provides tremendous advantages in both strong and weak markets. While most active portfolio managers are able to look at roughly 200 stocks, our methodology enables us to screen approximately 1,000 names in about as much time. The advantage is clear when you look at the last six months, for example. During the period, there was a strong predilection for lower-priced, lower-quality stocks (in some cases, even lower-liquidity stocks) that many active managers would not even have considered. Our screening technique and disciplined analytic models enabled us to evaluate those stocks and, therefore, to participate more fully than many active managers.

Q: Do you have any closing comments for shareholders?

A: Small-cap stocks have outperformed powerfully for longer than they typically do based on history. But we continue to be optimistic about their prospects.

The current economic recovery, with its high dependence on productivity and cost containment, together with low interest rates, have been advantageous to small-cap stocks. In addition, the generally robust earnings growth of small-cap stocks has provided benefits over fixed-income investments (bonds).

We continue to employ a disciplined investment approach that seeks to uncover companies that exhibit strong growth and value characteristics relative to their peer groups. Our portfolio team will continue to seek attractive value by paying particular attention to the quality of the earnings of the companies in which we invest.

As always, we thank our shareholders for their support and look forward to continuing to serve their investment needs.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Asset Allocation	3/31/04	9/30/03

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%

Stock Characteristics at March 31, 2004
Median Values	Fund	Russell 2000 Index	Fund as % of Index
Market Capitalization ($ millions)	974	950	103%
Price/Earnings	37.47	37.90	99%
Return on Equity	11.17	6.48	172%
Sales Growth (10-year)	16.37	14.86	116%
Number of Stocks	334	1932

Asset allocation and stock characteristics are subject to change.

Sectors/Largest Equity Holdings at March 31, 2004
1. Financials (20%) East West Bancorp, Inc. Provider of commercial banking services
2. Information Technology (19%) Sybase, Inc. Provider of database management software
3. Consumer Discretionary (15%) Zales Corp. Operator of retail jewelry stores
4. Health Care (14%) AMERIGROUP Corp. Provider of health care benefits
5. Industrials (13%) Toro Co. Manufacturer of consumer and commercial lawn maintenance and snow removal equipment
6. Materials (7%) Louisiana-Pacific Corp. Producer of lumber, plywood and pulp
7. Energy (6%) Stone Energy Corp. Explorer of oil and gas
8. Consumer Staples (2%) Flowers Food, Inc. Producer and marketer of bakery and dessert products
9. Telecommunication Services (2%) Golden Telecom, Inc. Provider of telecommunication services
10. Utilities (1%) Energen Corp. Producer and distributor of natural gas

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 97.4%
Consumer Discretionary 14.5%
Auto Components 1.3%
Cooper Tire & Rubber Co.	28,000	568,114
Dura Automotive Systems, Inc. "A"*	32,841	436,457
Stoneridge, Inc.*	30,200	435,484
Tower Automotive, Inc.*	101,900	513,576
		1,953,631
Automobiles 0.9%
Monaco Coach Corp.	28,200	755,760
Tenneco Automotive, Inc.*	43,200	548,208
		1,303,968
Distributors 0.6%
Handleman Co.	38,300	916,902
Hotels Restaurants & Leisure 2.9%
Ameristar Casinos, Inc.*	24,700	833,600
Bally Total Fitness Holding Corp.*	86,500	506,890
California Pizza Kitchen, Inc.*	13,531	273,542
CEC Entertainment, Inc.*	28,650	994,155
Choice Hotels International, Inc.	21,600	966,384
Isle of Capri Casinos, Inc.*	34,700	872,358
		4,446,929
Household Durables 0.4%
Tupperware Corp.	18,200	322,499
WCI Communities, Inc.*	13,200	330,396
		652,895
Internet & Catalog Retail 0.4%
drugstore.com, Inc.*	26,100	140,418
Priceline.com, Inc.*	16,000	431,360
		571,778
Leisure Equipment & Products 1.1%
Callaway Golf Co.	51,600	979,368
K2, Inc.*	20,300	325,409
Oakley, Inc.	9,000	134,493
RC2 Corp.*	5,725	158,190
SCP Pool Corp.*	3,600	134,136
		1,731,596
Media 1.5%
AMC Entertainment, Inc.*	47,000	721,450
ComTech Telecommunications Co.*	8,000	185,600
Courier Corp.	3,200	143,200
Insight Communications Co., Inc. "A"*	52,000	520,000
Thomas Nelson, Inc.	23,300	634,226
		2,204,476
Specialty Retail 5.2%
Aaron Rents, Inc.	24,350	606,071
AnnTaylor Stores Corp.*	4,200	179,821
Charming Shoppes, Inc.*	78,900	614,631
Haverty Furniture Companies, Inc.	35,500	755,440
Hibbett Sporting Goods, Inc.*	1,200	45,768
Hot Topic, Inc.*	34,700	917,815
Lithia Motors, Inc.	6,200	171,430
Movie Gallery, Inc.	33,400	654,306
Pacific Sunwear of California, Inc.*	37,700	925,158
PETCO Animal Supplies, Inc.*	31,900	898,942
Pomeroy IT Solutions, Inc.	4,600	66,700
The Children's Place Retail Stores, Inc.*	15,292	472,994
The Gymboree Corp.*	27,845	466,961
Zales Corp.*	16,500	1,015,575
		7,791,612
Textiles, Apparel & Luxury Goods 0.2%
Phillips-Van Heusen Corp.	14,300	264,550
Steven Madden Ltd.*	4,823	96,267
		360,817
Consumer Staples 2.3%
Food & Drug Retailing 0.9%
7-Eleven, Inc.*	55,400	840,418
The Pantry, Inc.*	27,098	539,792
		1,380,210
Food Products 1.4%
Flowers Foods, Inc.	35,550	932,832
J & J Snack Foods Corp.*	14,300	646,074
Sanderson Farms, Inc.	4,800	176,304
Smart & Final, Inc.*	32,500	373,100
		2,128,310
Energy 6.3%
Oil & Gas
Comstock Resources, Inc.*	40,200	798,774
Energy Partners Ltd.*	26,400	352,440
Houston Exploration Co.*	22,400	1,001,952
Magnum Hunter Resources, Inc.*	96,600	979,524
Meridian Resource Corp.*	75,400	453,908
Overseas Shipholding Group, Inc.	28,800	1,051,200
Patina Oil & Gas Corp.	30,212	793,065
Range Resources Corp.	70,600	856,378
Southwestern Energy Co.*	44,300	1,068,516
Stone Energy Corp.*	23,700	1,172,202
Tesoro Petroleum Corp.*	37,100	697,109
Vintage Petroleum, Inc.	21,000	309,939
		9,535,007
Financials 19.5%
Banks 10.4%
Bank of the Ozarks, Inc.	21,400	589,570
BankAtlantic Bancorp., Inc. "A"	6,800	115,328
BankUnited Financial Corp. "A"*	3,500	103,950
Cathay Bancorp, Inc.	7,100	467,322
City Holding Co.	15,400	528,220
Community Bank System, Inc.	3,800	175,864
Corus Bankshares, Inc.	2,600	104,754
East West Bancorp, Inc.	23,400	1,310,400
Fidelity Bancshares, Inc.	5,400	197,910
First Charter Corp.	1,600	33,680
First Commonwealth Financial Corp.	6,200	91,636
First Federal Financial Corp.*	20,800	959,504
First Financial Bankshares, Inc.	2,300	92,161
First Republic Bank	17,700	682,512
Firstfed America Bancorp., Inc.	14,500	404,115
Flagstar Bancorp., Inc.	39,100	1,002,915
Greater Bay Bancorp.	26,919	787,381
Hancock Holding Co.	6,700	207,432
IBERIABANK Corp.	6,400	376,640
Local Financial Corp.*	3,500	76,300
MAF Bancorp., Inc.	2,300	100,159
NetBank, Inc.	15,800	192,918
OceanFirst Financial Corp.	7,200	179,496
Oriental Finance Group, Inc.	5,000	159,250
Pacific Capital Bancorp	7,900	313,393
Provident Bankshares Corp.	14,400	451,872
R & G Financial Corp. "B"	34,550	1,193,357
Republic Bancorp., Inc.	11,703	164,544
Seacoast Banking Corp. of Florida	8,580	177,606
Sterling Financial Corp.*	4,600	169,694
Texas Regional Bancshares, Inc. "A"	6,315	268,703
The South Financial Group, Inc.	23,393	692,199
UCBH Holdings, Inc.	29,200	1,169,168
UMB Financial Corp.	5,000	253,500
Umpqua Holdings Corp.	7,500	151,425
WesBanco, Inc.	3,600	109,260
Westcorp	23,200	1,022,424
Wintrust Financial Corp.	5,950	289,348
WSFS Financial Corp.	7,200	361,224
		15,727,134
Diversified Financial Services 0.7%
Bankrate, Inc.*	5,300	105,523
CompuCredit Corp.*	24,500	517,930
Gabelli Asset Management, Inc.	3,400	136,952
Walter Industries, Inc.	7,600	93,069
WFS Financial, Inc.*	5,712	247,444
		1,100,918
Insurance 2.5%
American Medical Security Group, Inc.*	12,500	333,875
LandAmerica Financial Group, Inc.	23,000	1,040,980
Philadelphia Consolidated Holding Corp.*	17,100	991,800
Stewart Information Services Corp.	20,300	797,790
The Midland Co.	8,100	202,095
Zenith National Insurance Corp.	8,500	333,200
		3,699,740
Real Estate 5.9%
Alexandria Real Estate Equities, Inc. (REIT)	6,800	428,400
Anthracite Capital, Inc. (REIT)	9,200	117,116
Anworth Mortgage Asset Corp. (REIT)	20,600	287,576
Brandywine Realty Trust (REIT)	10,900	332,995
Capital Automotive (REIT)	9,900	349,569
Capstead Mortgage Corp. (REIT)	10,600	195,570
Colonial Properties Trust (REIT)	2,500	102,000
Commercial Net Lease Realty (REIT)	10,900	215,275
Essex Property Trust, Inc. (REIT)	6,600	432,300
First Industrial Realty Trust, Inc. (REIT)	4,400	173,800
Glimcher Realty Trust (REIT)	5,900	159,890
Health Care, Inc. (REIT)	8,600	349,160
Heritage Property Investment Trust (REIT)	4,800	149,280
Highwoods Properties, Inc. (REIT)	18,000	471,780
Home Properties of New York, Inc. (REIT)	12,300	501,225
Impac Mortgage Holdings, Inc. (REIT)	20,400	554,880
Jones Lang Lasalle, Inc.*	3,100	79,261
Kilroy Realty Corp. (REIT)	10,300	365,650
Kramont Realty Trust (REIT)	12,300	232,470
Manufactured Home Communities, Inc. (REIT)	4,800	169,440
Nationwide Health Properties, Inc. (REIT)	19,200	427,584
Pennsylvania Real Estate Investment Trust (REIT)	5,300	199,598
Post Properties, Inc. (REIT)	8,800	253,440
Prentiss Properties Trust (REIT)	9,800	361,620
PS Business Parks, Inc. (REIT)	2,900	134,415
Reckson Associates Realty Corp.	5,300	149,142
Redwood Trust, Inc. (REIT)	3,400	211,378
SL Green Realty Corp. (REIT)	9,300	443,610
Sovran Self Storage, Inc. (REIT)	3,800	158,726
Summit Properties, Inc. (REIT)	10,200	243,270
Sun Communities, Inc. (REIT)	6,800	291,176
Washington Real Estate Investment Trust (REIT)	9,100	295,295
		8,836,891
Health Care 13.8%
Biotechnology 1.9%
Digene Corp.*	13,600	467,296
Genecor International, Inc.*	10,100	134,431
Kos Pharmaceuticals, Inc.*	13,400	545,916
Kosan Biosciences, Inc.*	9,800	103,586
Martek Biosciences Corp.*	13,000	741,000
Serologicals Corp.*	20,499	420,574
Tanox, Inc.*	31,000	461,590
		2,874,393
Health Care Equipment & Supplies 4.3%
Advanced Medical Optics, Inc.*	32,900	802,760
Advanced Neuromodulation Systems, Inc.*	10,200	369,201
ALARIS Medical, Inc.*	30,800	574,420
DJ Orthopedics, Inc.*	13,400	346,390
Immucor, Inc.*	7,900	144,448
Integra LifeSciences Holdings Corp.*	4,074	124,746
Interpore International, Inc.*	8,260	118,779
Kensey Nash Corp.*	8,100	199,665
Merit Medical System, Inc.*	23,777	514,534
Ocular Sciences, Inc.*	29,600	862,840
Quidel Corp.*	40,000	263,600
Sola International, Inc.*	5,400	125,435
Sybron Dental Specialties, Inc.*	34,900	951,025
Ventana Medical Systems, Inc.*	15,168	621,281
West Pharmaceutical Services, Inc.	2,700	100,980
Wright Medical Group, Inc.*	12,100	372,576
		6,492,680
Health Care Providers & Services 4.7%
Allscripts Heathcare Solutions, Inc.*	56,700	549,990
AMERIGROUP Corp.*	21,700	991,690
Beverly Enterprises, Inc.*	44,800	286,720
D&K Healthcare Resources, Inc.	35,100	359,775
First Horizon Pharmaceutical Corp.*	28,300	446,008
Lifeline Systems, Inc.*	4,900	92,561
NDCHealth Corp.	12,800	346,894
Omnicell, Inc.*	23,600	467,516
Option Care, Inc.*	5,600	64,120
PDI, Inc.*	17,800	450,162
Province Healthcare Co.*	46,900	745,710
RehabCare Group, Inc.*	13,500	267,940
Select Medical Corp.	51,200	855,040
United Surgical Partners International, Inc.*	9,100	308,854
VCA Antech, Inc.*	23,500	837,305
		7,070,285
Pharmaceuticals 2.9%
Alpharma, Inc. "A"	34,100	668,701
Bentley Pharmaceuticals, Inc.*	35,400	425,154
Bradley Pharmaceutical, Inc.*	18,000	453,240
Connetics Corp.*	30,700	680,619
Ligand Pharmaceuticals, Inc.*	31,600	634,196
Noven Pharmaceuticals, Inc.*	8,798	190,660
Perrigo Co.	34,549	692,707
Pozen, Inc.*	32,400	447,768
VIVUS, Inc.*	33,918	200,232
		4,393,277
Industrials 12.5%
Aerospace & Defense 0.9%
Engineered Support Systems, Inc.	15,400	751,366
Mercury Computer Systems, Inc.*	13,600	346,800
Moog, Inc. "A"*	3,000	101,891
Teledyne Technologies, Inc.*	6,200	115,940
		1,315,997
Airlines 0.5%
America West Holdings Corp. "B"	26,500	252,545
Frontier Airlines, Inc.*	53,300	555,386
		807,931
Building Products 0.5%
Jacuzzi Brands, Inc.*	23,200	217,616
USG Corp.*	27,500	481,547
		699,163
Commercial Services & Supplies 4.7%
AMREP Corp.	17,300	288,045
Bright Horizons Family Solutions, Inc.*	11,600	547,056
Casella Waste Systems, Inc.*	3,411	49,596
Consolidated Graphics, Inc.*	20,600	792,070
Cornell Corrections, Inc.*	9,600	111,072
infoUSA, Inc.*	36,400	382,564
Lightbridge, Inc.*	17,000	100,300
Mobile Mini, Inc.*	3,900	67,470
Navigant Consulting, Inc.*	13,700	276,708
NCO Group, Inc.*	20,921	488,924
SOURCECORP, Inc.*	29,400	779,100
Strayer Education, Inc.	3,797	444,911
TeleTech Holdings, Inc.*	86,200	539,612
The Brinks Co.	18,500	510,230
United Rentals, Inc.*	36,900	655,713
United Stationers, Inc.*	25,800	1,086,180
		7,119,551
Construction & Engineering 0.5%
Dycom Industries, Inc.*	13,200	350,064
Granite Construction, Inc.	11,600	275,732
Quanta Services, Inc.*	19,000	134,520
		760,316
Electrical Equipment 0.6%
Acuity Brands, Inc.	12,700	303,276
Franklin Electric Co.	4,265	271,595
Genlyte Group, Inc.*	2,500	140,100
Vicor Corp.*	19,587	240,333
		955,304
Industrial Conglomerates 0.6%
Tredegar Corp.	67,000	980,210
Machinery 3.2%
Flowserve Corp.*	40,000	838,000
Nordson Corp.	8,300	310,918
Terex Corp.*	27,400	1,012,978
The Manitowoc Co., Inc.	31,000	916,980
Toro Co.	22,000	1,364,000
UNOVA, Inc.*	18,000	388,980
		4,831,856
Road & Rail 1.0%
Covenant Transport, Inc. "A"*	33,900	611,217
Dollar Thrifty Automotive Group, Inc.*	33,100	836,437
Heartland Express, Inc.	400	9,112
		1,456,766
Information Technology 18.5%
Communications Equipment 2.9%
Adaptec, Inc.*	28,800	252,288
Aspect Communications Corp.*	25,300	396,451
Audiovox Corp. "A"*	21,458	429,160
C-COR.net Corp.*	16,600	232,732
CommScope, Inc.*	40,800	683,196
Computer Network Technology Corp.*	34,885	281,693
Echelon Corp.*	17,900	201,733
F5 Networks, Inc.*	13,800	467,130
Packeteer, Inc.*	22,200	293,040
Powerwave Technologies, Inc.*	65,100	513,060
ViaSat, Inc.*	11,990	302,699
Westell Technologies, Inc. "A"*	48,800	356,240
		4,409,422
Computers & Peripherals 1.7%
Avid Technology, Inc.*	2,700	124,551
Dot Hill Systems Corp.*	17,500	175,350
Hutchinson Technology, Inc.*	23,100	648,186
Intergraph Corp.*	30,200	730,236
Komag, Inc.*	31,700	583,280
SBS Technologies, Inc.*	22,200	343,212
		2,604,815
Electronic Equipment & Instruments 3.5%
BEI Technologies, Inc.	15,569	349,680
Checkpoint Systems, Inc.*	40,100	757,890
Daktronics, Inc.*	9,300	209,901
Global Imaging Systems, Inc.*	8,100	269,082
KEMET Corp.*	57,100	818,814
Littlefuse, Inc.*	6,688	251,447
MTS Systems Corp.	25,000	691,750
Park Electrochemical Corp.	17,600	445,280
Rofin-Sinar Technologies, Inc.*	13,404	400,110
Varian, Inc.*	13,500	542,295
Zygo Corp.*	28,200	440,766
		5,177,015
Internet Software & Services 1.8%
Ask Jeeves, Inc.*	5,700	203,661
BroadVision, Inc.*	20,200	123,826
Digital Insight Corp.*	10,400	215,488
EarthLink, Inc.*	23,700	209,982
eSPEED, INC.*	11,400	238,944
InfoSpace, Inc.*	10,300	400,361
j2 Global Communications, Inc.*	15,000	338,400
Sohu.Com, Inc.*	12,300	306,147
Watchguard Technologies, Inc.*	4,500	35,190
WebEx Communications, Inc.*	15,300	454,869
Websense, Inc.*	7,100	210,231
		2,737,099
IT Consulting & Services 0.1%
Efunds Corp.*	7,300	119,720
Semiconductors & Semiconductor Equipment 3.9%
Advanced Energy Industries, Inc.*	17,500	360,694
Cirrus Logic, Inc.*	56,500	428,270
Diodes, Inc.	12,458	271,709
ESS Technology, Inc.*	31,495	458,189
Helix Technology Corp.	5,600	135,800
Integrated Silicon Solution, Inc.*	30,449	537,169
Mattson Technology, Inc.*	18,200	217,672
Micrel, Inc.*	42,200	563,370
Microsemi Corp.*	40,700	556,776
Mykrolis Corp.*	38,000	541,880
Photronics, Inc.*	14,400	255,456
RF Micro Devices, Inc.*	74,300	625,785
Siliconix, Inc.*	6,600	307,758
Standard Microsystems Corp.*	6,338	171,093
Zoran Corp.*	28,700	498,232
		5,929,853
Software 4.6%
ANSYS, Inc.*	3,100	123,194
Aspen Technology, Inc.*	43,500	355,395
Autobytel, Inc.*	16,957	223,832
Charles River Associates, Inc.*	1,600	52,458
Concur Technologies, Inc.*	41,500	464,800
E. Piphany*	17,600	127,072
Embarcadero Technologies, Inc.*	13,300	170,772
eResearchTechnology, Inc.*	22,600	633,930
Kronos, Inc.*	12,500	406,625
Micromuse, Inc.*	54,400	424,320
MICROS Systems, Inc.*	16,700	754,005
Microstrategy Inc.*	9,800	522,340
MRO Software, Inc.*	20,300	235,886
Portal Software, Inc.*	17,500	117,950
SS&C Technologies, Inc.	24,750	600,682
Sybase, Inc.*	44,100	925,659
TIBCO Software, Inc.*	22,000	179,740
Tradestation Group, Inc.*	16,897	113,717
Transaction Systems Architects, Inc. "A"*	12,828	296,840
Verity, Inc.*	11,200	153,104
		6,882,321
Materials 7.1%
Chemicals 3.3%
Cambrex Corp.	19,500	524,550
FMC Corp.*	16,800	719,376
Georgia Gulf Corp.	36,100	1,088,415
Hercules, Inc.*	80,700	926,436
Macdermid, Inc.	29,500	1,038,105
OM Group, Inc.*	20,800	632,320
		4,929,202
Construction Materials 0.1%
Eagle Materials, Inc.	1,700	100,045
Containers & Packaging 0.9%
Crown Holdings, Inc.*	54,600	513,830
Silgan Holdings, Inc.*	19,300	882,589
		1,396,419
Metals & Mining 1.8%
Carpenter Technology Corp.	17,000	558,960
Hecla Mining Co.*	73,100	614,771
Quanex Corp.	14,000	594,860
Steel Dynamics, Inc.*	40,800	1,011,024
		2,779,615
Paper & Forest Products 1.0%
Louisiana-Pacific Corp.	44,500	1,148,100
Potlatch Corp.	9,800	399,350
		1,547,450
Telecommunication Services 1.7%
Diversified Telecommunication Services 1.0%
Cincinnati Bell, Inc.*	95,500	388,685
Golden Telecom, Inc.	18,700	636,361
Primus Telecommunications Group, Inc.*	24,362	204,884
Talk America Holdings, Inc.*	32,600	276,122
		1,506,052
Wireless Telecommunication Services 0.7%
At Road, Inc.*	9,400	115,338
Triton PCS Holdings, Inc. "A"*	55,500	304,695
Western Wireless Corp. "A"*	26,500	619,305
		1,039,338
Utilities 1.2%
Gas Utilities 0.8%
Energen Corp.	28,300	1,167,375
New Jersey Resources Corp.	800	30,240
		1,197,615
Multi-Utilities 0.4%
Avista Corp.	8,100	153,252
Sierra Pacific Resources*	60,900	450,575
		603,827
Total Common Stocks (Cost $127,153,333)		147,060,351

	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bills, 0.925%**, 4/29/2004 (b) (Cost $349,195)	350,000	349,740

	Shares	Value ($)

Cash Equivalents 2.4%
Scudder Cash Management QP Trust 1.10% (c) (Cost $3,677,623)	3,677,623	3,677,623
Total Investment Portfolio - 100.0% (Cost $131,180,151) (a)		151,087,714

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $131,233,305. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $19,854,409. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,805,739 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,951,330.
(b) At March 31, 2004, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At March 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Russell 2000 Index	6/17/2004	13	3,714,778	3,838,900	124,122

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $127,502,528)	$ 147,410,091
Investment in Scudder Cash Management QP Trust (cost $3,677,623)	3,677,623
Total investments in securities, at value (cost $131,180,151)	151,087,714
Cash	10,000
Receivable for investments sold	19,839,356
Receivable for Fund shares sold	3,278,747
Dividends receivable	85,108
Interest receivable	4,162
Receivable for daily variation margin on open futures contracts	19,500
Total assets	174,324,587
Liabilities
Payable for investments purchased	19,560,827
Payable for Fund shares redeemed	150,168
Accrued management fee	94,254
Other accrued expenses and payables	62,903
Total liabilities	19,868,152
Net assets, at value	$ 154,456,435
Net Assets
Net assets consist of: Accumulated net investment loss	(17,052)
Net unrealized appreciation (depreciation) on: Investments	19,907,563
Futures	124,122
Accumulated net realized gain (loss)	16,427,198
Paid-in capital	118,014,604
Net assets, at value	$ 154,456,435

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($12,585,662 / 491,363 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.61
Maximum offering price per share (100 / 94.25 of $25.61)	$ 27.17
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,806,608 / 112,112 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 25.03
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($1,511,841 / 60,364 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 25.05
Class AARP Net Asset Value, offering and redemption price per share ($66,021,877 / 2,557,176 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.82
Class S Net Asset Value, offering and redemption price per share ($71,530,447 / 2,770,733 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,086)	$ 798,766
Interest - Scudder Cash Management QP Trust	34,166
Interest	1,196
Total Income	834,128
Expenses:
Management fee	511,370
Administrative fee	309,038
Distribution service fees	26,214
Trustees' fees and expenses	2,981
Other	1,577
Total expenses	851,180
Net investment income (loss)	(17,052)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	18,852,874
Futures	579,849
19,432,723
Net unrealized appreciation (depreciation) during the period on: Investments	6,622,820
Futures	268,086
6,890,906
Net gain (loss) on investment transactions	26,323,629
Net increase (decrease) in net assets resulting from operations	$ 26,306,577

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income (loss)	$ (17,052)	$ (54,871)
Net realized gain (loss) on investment transactions	19,432,723	2,009,362
Net unrealized appreciation (depreciation) on investment transactions during the period	6,890,906	24,154,227
Net increase (decrease) in net assets resulting from operations	26,306,577	26,108,718
Distributions to shareholders from: Net realized gains: Class A	(201,959)	-
Class B	(69,815)	-
Class C	(37,647)	-
Class AARP	(1,678,420)	-
Class S	(1,770,725)	-
Fund share transactions: Proceeds from shares sold	38,764,306	25,992,937
Reinvestment of distributions	3,588,423	-
Cost of shares redeemed	(19,902,151)	(23,722,161)
Net increase (decrease) in net assets from Fund share transactions	22,450,578	2,270,776
Increase (decrease) in net assets	44,998,589	28,379,494
Net assets at beginning of period	109,457,846	81,078,352
Net assets at end of period (including accumulated net investment loss of $17,052 for March 31, 2004)	$ 154,456,435	$ 109,457,846

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.43	$ 16.02	$ 16.04	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.05)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.91	5.46	.06	(2.43)
Total from investment operations	4.88	5.41	(.02)	(2.46)
Less distributions from: Net realized gains on investment transactions	(.70)	-	-	-
Net asset value, end of period	$ 25.61	$ 21.43	$ 16.02	$ 16.04
Total Return (%)[d]	23.10**	33.77	(.12)	(13.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	5	1.009
Ratio of expenses (%)	1.43*	1.42	1.48	1.48*
Ratio of net investment income (loss) (%)	(.21)*	(.25)	(.44)	(.60)*
Portfolio turnover rate (%)	171*	164	146	48
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.03	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.19)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.82	5.37	.06	(2.43)
Total from investment operations	4.70	5.18	(.16)	(2.49)
Less distributions from: Net realized gains on investment transactions	(.70)	-	-	-
Net asset value, end of period	$ 25.03	$ 21.03	$ 15.85	$ 16.01
Total Return (%)[d]	22.58**	32.68	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2.9		.02
Ratio of expenses (%)	2.26*	2.25	2.28	2.28*
Ratio of net investment income (loss) (%)	(1.04)*	(1.08)	(1.24)	(1.40)*
Portfolio turnover rate (%)	171*	164	146	48
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.04	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.20)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.83	5.39	.06	(2.43)
Total from investment operations	4.71	5.19	(.16)	(2.49)
Less distributions from: Net realized gains on investment transactions	(.70)	-	-	-
Net asset value, end of period	$ 25.05	$ 21.04	$ 15.85	$ 16.01
Total Return (%)[d]	22.57**	32.74	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.5	.9	.1	.002
Ratio of expenses (%)	2.23*	2.21	2.26	2.25*
Ratio of net investment income (loss) (%)	(1.01)*	(1.04)	(1.22)	(1.37)*
Portfolio turnover rate (%)	171*	164	146	48
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class AARP
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 21.57	$ 16.09	$ 16.06	$ 18.32	$ 17.89	$ 16.93
Income (loss) from investment operations: Net investment income (loss)[b]	0.00[c]	(.01)	(.03)	(.06)	(.08)	.02
Net realized and unrealized gain (loss) on investment transactions	4.95	5.49	.06	(2.20)	.53	.96
Total from investment operations	4.95	5.48	.03	(2.26)	.45	.98
Less distributions from: Net investment income	-	-	-	-	(.02)	(.02)
Net realized gains on investment transactions	(.70)	-	-	-	-	-
Net asset value, end of period	$ 25.82	$ 21.57	$ 16.09	$ 16.06	$ 18.32	$ 17.89
Total Return (%)	23.18**	34.06	.19	(12.34)	2.41[d]	5.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	50	37	34	48	66
Ratio of expenses before expense reductions (%)	1.21*	1.21	1.21	1.23	1.86[e]	1.70
Ratio of expenses after expense reductions (%)	1.21*	1.21	1.21	1.23	1.73[e]	1.70
Ratio of net investment income (loss) (%)	.01*	(.04)	(.17)	(.32)	(.46)	.13
Portfolio turnover rate (%)	171*	164	146	48	48	17
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount less than $.005
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.78% and 1.65%, respectively.
* Annualized
** Not annualized

Class S
Years Ended September 30,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.56	$ 16.08	$ 16.05	$ 18.30	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[c]	.00[d]	(.01)	(.03)	(.06)	.00[d]
Net realized and unrealized gain (loss) on investment transactions	4.96	5.49	.06	(2.19)	(.20)
Total from investment operations	4.96	5.48	.03	(2.25)	(.20)
Less distributions from: Net realized gains on investment transactions	(.70)	-	-	-	-
Net asset value, end of period	$ 25.82	$ 21.56	$ 16.08	$ 16.05	$ 18.30
Total Return (%)	23.24**	34.08	.19	(12.30)	(1.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	52	41	42	46
Ratio of expenses (%)	1.21*	1.21	1.21	1.23	1.19e*
Ratio of net investment income (loss) (%)	.01*	(.04)	(.17)	(.32)	(.21)*
Portfolio turnover rate (%)	171*	164	146	48	48
[a] For the six months ended March 31, 2004 (Unaudited).
[b] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. The ratio without this reduction was 1.24%.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $134,184,848 and $117,691,489, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.50%, 0.45% and 0.45% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service provides to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2004
Class A	$ 18,173	$ 3,843
Class B	6,486	1,182
Class C	3,325	633
Class AARP	145,111	27,184
Class S	135,943	26,182
	$ 309,038	$ 59,024

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class B	$ 9,265	$ 1,716
Class C	4,987	959
	$ 14,252	$ 2,675

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2004	Effective Rate
Class A	$ 7,672	$ 33.20%
Class B	2,786	64.23%
Class C	1,504	85.23%
	$ 11,962	$ 182

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2004 were $2,500.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for Class B and C shares aggregated $2,834 and $679, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% of the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2004 pursuant to the Administrative Agreement, no custodian credits were earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	358,004	$ 8,899,671	162,865	$ 3,080,060
Class B	40,397	965,567	83,403	1,522,469
Class C	32,875	786,518	40,771	757,973
Class AARP	502,548	12,390,386	470,545	9,188,149
Class S	638,786	15,722,164	611,109	11,444,286
		$ 38,764,306		$ 25,992,937
Shares issued to shareholders in reinvestment of distributions
Class A	8,203	$ 195,311	-	$ -
Class B	2,609	60,805	-	-
Class C	1,605	37,431	-	-
Class AARP	66,485	1,594,330	-	-
Class S	70,943	1,700,546	-	-
		$ 3,588,423		$ -
Shares redeemed
Class A	(88,592)	$ (2,167,734)	(26,933)	$ (482,686)
Class B	(24,361)	(580,278)	(44,628)	(788,586)
Class C	(16,973)	(410,850)	(5,825)	(106,572)
Class AARP	(320,317)	(7,897,116)	(483,676)	(8,726,706)
Class S	(360,353)	(8,846,173)	(770,026)	(13,617,611)
		$ (19,902,151)		$ (23,722,161)
Net increase (decrease)
Class A	277,615	$ 6,927,248	135,932	$ 2,597,374
Class B	18,645	446,094	38,775	733,883
Class C	17,507	413,099	34,946	651,401
Class AARP	248,716	6,087,600	(13,131)	461,443
Class S	349,376	8,576,537	(158,917)	(2,173,325)
		$ 22,450,578		$ 2,270,776

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SZCAX	SZCBX	SZCCX
CUSIP Number	460965-585	460965-577	460965-569
Fund Number	439	639	739

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASCSX	SSLCX
Fund Number	139	339

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Company Stock Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Small Company Stock Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------